Exhibit 99.2

Exhibit 99.2 QUARTERLY SUPPLEMENTAL4Q 2024

3 COMPANY OVERVIEW

Company Information 3

6 FINANCIAL INFORMATION

Reconciliation of Funds from Operations 6

Debt Summary 7

Debt Maturities and Debt Metrics 8

9 PORTFOLIO INFORMATION

Lease and Loan Maturity Schedule 9

Total Assets and Revenues by Asset Type, Operator, State and Country 10

Rent Coverage 13

Summary of Acquisitions, Active Developments, and Capital Addition Projects 15

16 FINANCIAL STATEMENTS

Consolidated Statements of Income 16

Consolidated Balance Sheets 17

Investments in Unconsolidated Real Estate Joint Ventures 18

Investments in Unconsolidated Operating Entities 19

Appendix - Non-GAAP Reconciliations 20

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as "may", "will", "would", "could", "expect", "intend", "plan", "estimate", "target", "anticipate", "believe", "objectives", "outlook", "guidance" or other similar words, and include statements regarding our strategies, objectives, asset sales and other liquidity transactions (including the use of proceeds thereof), expected re-tenanting of facilities and any related regulatory approvals, and expected outcomes from Prospect's Chapter 11 restructuring process. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that the outcome and terms of the bankruptcy restructuring of Prospect will not be consistent with those anticipated by the Company; (ii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iii) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (iv) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (v) MPT's ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact its ability to pay down, refinance, restructure or extend its indebtedness as it becomes due, or pursue acquisition and development opportunities; (vi) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (vii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (viii) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; and (ix) the risks and uncertainties of litigation or other regulatory proceedings.

The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned "Risk Factors" in our Annual Report on Form 10-Ks and our Form 10-Qs, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned to not place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made.



Pictured above: Policlinico di Monza - Monza, Italy - Operated by Policlinico di Monza.
On the cover: MPT employees visiting Medical West Freestanding Emergency Department - Hoover, AL - Operated by Medical West.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024

2

COMPANY OVERVIEW

Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world's largest owners of hospital real estate.

MPT's financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations.



As of December 31, 2024.

396	53	~39,000	31	9
properties	operators	beds	U.S. states	countries

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024 3

MPT Officers

Edward K. Aldag, Jr.	Chairman, President and Chief Executive Officer
R. Steven Hamner	Executive Vice President and Chief Financial Officer
J. Kevin Hanna	Senior Vice President, Controller and Chief Accounting Officer
Rosa H. Hooper	Senior Vice President of Operations and Secretary
Larry H. Portal	Senior Vice President, Senior Advisor to the CEO
Charles R. Lambert	Senior Vice President of Finance and Treasurer
R. Lucas Savage	Vice President, Head of Global Acquisitions

Board of Directors

Edward K. Aldag, Jr.
G. Steven Dawson
R. Steven Hamner
Caterina A. Mozingo
Emily W. Murphy
Elizabeth N. Pitman
D. Paul Sparks, Jr.
Michael G. Stewart
C. Reynolds Thompson, III

Corporate Headquarters

Medical Properties Trust, Inc.

1000 Urban Center Drive, Suite 501
Birmingham, AL 35242

(205) 969-3755
(205) 969-3756 (fax)

www.medicalpropertiestrust.com

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024 4

INVESTOR RELATIONS

Drew Babin

Head of Financial Strategy and Investor Relations
(646) 884-9809 dbabin@medicalpropertiestrust.com

Tim Berryman

Managing Director of Investor Relations
(205) 397-8589 tberryman@medicalpropertiestrust.com

Transfer Agent

Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

https://equiniti.com/us

Stock Exchange Listing and Trading Symbol

New York Stock Exchange
(NYSE): MPW

MPW LISTED NYSE


GenesisCare

GenesisCare Hospital - Málaga, Spain - Operated by GenesisCare.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024 5

FINANCIAL INFORMATION RECONCILIATION OF NET (LOSS) INCOME TO FUNDS FROM OPERATIONS(Unaudited)(Amounts in thousands, except per share data)For the Three Months Ended For the Twelve Months EndedDecember 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023FFO INFORMATION:Net loss attributable to MPT common stockholders $    (412,848) $    (663,943) $    (2,410,271) $    (556,476)Participating securities’ share in earnings    (139)    (349)    (946)    (1,644)Net loss, less participating securities’ share in earnings $    (412,987) $    (664,292) $    (2,411,217) $    (558,120)Depreciation and amortization    79,396    95,648     509,524     676,132 (Gain) loss on sale of real estate    (3,497)    2,024    (478,693)    1,815 Real estate impairment charges     300,987     112,112     980,263     167,966Funds from operations $    (36,101) $    (454,508) $    (1,400,123) $    287,793 Write-off of billed and unbilled rent and other    (332)     499,335    2,514     649,911 Other impairment charges, net    85,986     171,507    1,255,929     208,941 Litigation and other    4,801    2,899    51,308    15,886 Share-based compensation adjustments     —    (6,571)    —    (9,691) Non-cash fair value adjustments    52,194    8,405     563,666     (34,157) Tax rate changes and other    523    (2,797)    5,119    (167,332) Debt refinancing and unutilized financing costs (benefit)    615    (239)    4,292    (285)Normalized funds from operations $    107,686 $    218,031 $    482,705 $    951,066 Certain non-cash and related recovery information:Share-based compensation $    2,321 $     10,102 $     32,902 $     42,941 Debt costs amortization $    5,292 $    4,933 $     20,061 $     20,273 Non-cash rent and interest revenue (A) $    —$    (57,920) $    —$    (239,599) Cash recoveries of non-cash rent and interest revenue (B) $    542 $    2,364 $    7,382 $     38,451 Straight-line rent revenue from operating and finance leases $    (48,627) $    (63,282) $    (178,022) $    (247,699)PER DILUTED SHARE DATA:Net loss, less participating securities’ share in earnings $    (0.69) $    (1.11) $    (4.02) $    (0.93)Depreciation and amortization    0.14    0.16    0.86    1.13 (Gain) loss on sale of real estate    (0.01)    —    (0.80)     -Real estate impairment charges    0.50    0.19    1.63    0.28Funds from operations $    (0 .06) $    (0 .76) $    (2 .33) $    0.48Write-off of billed and unbilled rent and other    —    0.83    —    1.09 Other impairment charges, net    0.14    0.29    2.08    0.35 Litigation and other    0.01    —    0.09    0.03 Share-based compensation adjustments     —    (0.01)    —    (0.02) Non-cash fair value adjustments    0.09    0.01    0.94    (0.06) Tax rate changes and other    —    —    0.01    (0.28) Debt refinancing and unutilized financing costs (benefit)    —    —    0.01     -Normalized funds from operations $    0.18 $    0.36 $    0.80 $    1.59Certain non-cash and related recovery information:Share-based compensation $    —$    0.02 $    0.05 $    0.07 Debt costs amortization $    0.01 $    0.01 $    0.03 $    0.03 Non-cash rent and interest revenue (A) $    —$    (0.10) $    —$    (0.40) Cash recoveries of non-cash rent and interest revenue (B) $    —$    —$    0.01 $    0.06 Straight-line rent revenue from operating and finance leases $    (0.08) $    (0.11) $    (0.30) $    (0.41)Notes:Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures.In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with all activity of our equity interests in the “Earnings (loss) from equity interests” line on the consolidated statements of income.(A) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals.(B) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest.

FINANCIAL INFORMATION

(As of December 31, 2024)
($ amounts in thousands)

DEBT SUMMARY

Debt Instrument[(C)]	Rate Type	Rate		Balance
2026 Credit Facility Revolver[(A)(B)]	Variable	5.863% - 7.497%	$	361,726
2027 Term Loan[(B)]	Variable	7.457%		200,000
3.325% Notes Due 2025 (€500M)[(A)]	Fixed	3.325%		517,700
2025 GBP Term Loan (£493M)[(A)(D)]	Fixed	3.699%		617,039
0.993% Notes Due 2026 (€500M)[(A)]	Fixed	0.993%		517,700
5.250% Notes Due 2026	Fixed	5.250%		500,000
2.500% Notes Due 2026 (£500M)[(A)]	Fixed	2.500%		625,800
5.000% Notes Due 2027	Fixed	5.000%		1,400,000
3.692% Notes Due 2028 (£600M)[(A)]	Fixed	3.692%		750,960
4.625% Notes Due 2029	Fixed	4.625%		900,000
3.375% Notes Due 2030 (£350M)[(A)]	Fixed	3.375%		438,060
3.500% Notes Due 2031	Fixed	3.500%		1,300,000
2034 Secured GBP Term Loan (£631M)[(A)]	Fixed	6.877%		790,234
			$	8,919,219
Debt issuance costs and discount				(71,107)
	Weighted average rate	4.238%	$	8,848,112



Variable
6%
Fixed
94%

(A) Non-USD denominated debt converted to U.S. dollars at December 31, 2024.
(B) We amended the Credit Facility agreement on August 6, 2024 which, among other things, reduced total revolving commitments to $1.28 billion. We further amended the Credit Facility agreement on February 13, 2025 which, among other things, reduced the borrowing spreads from 300 basis points to 225 basis points, provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of other conditions, and provided for collateral pari passu with senior secured notes discussed in footnote C .
(C) On February 13, 2025, we closed on a private offering that consisted of a $1.5 billion aggregate principal amount of senior secured notes due 2032 and €1.0 billion aggregate principal amount of senior secured notes due 2032. We used the net proceeds from these notes to fund the redemption of our 3.325% Notes due 2025, 2.500% Notes due 2026, and 5.250% Notes due 2026. We used the remaining net proceeds to pay down the revolving portion of our Credit Facility.
(D) This term loan was fully paid off on January 15, 2025.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024

7

FINANCIAL INFORMATION

(As of December 31, 2024)

($ amounts in thousands)

DEBT MATURITIES[A]

Year	Senior Unsecured Notes	Term Loans/Revolver	Total Debt	% of Total
2025	$ 517,700	$ 617,039	$ 1,134,739	12.7%
2026	1,643,500	361,726	2,005,226	22.5%
2027	1,400,000	200,000	1,600,000	17.9%
2028	750,960	-	750,960	8.4%
2029	900,000	-	900,000	10.1%
2030	438,060	-	438,060	4.9%
2031	1,300,000	-	1,300,000	14.6%
2032	-	-	-	0.0%
2033	-	-	-	0.0%
2034	-	790,234	790,234	8.9%
Totals	**$ 6,950,220**	**$ 1,968,999**	**$ 8,919,219**	**100.0%**

DEBT BY LOCAL CURRENCY

	Senior Unsecured Notes	Term Loans/Revolver	Total Debt	% of Total
United States	$ 4,100,000	$ 248,000	$ 4,348,000	48.8%
United Kingdom	1,814,820	1,407,273	3,222,093	36.1%
Europe	1,035,400	313,726	1,349,126	15.1%
Totals	**$ 6,950,220**	**$ 1,968,999**	**$ 8,919,219**	**100.0%**

DEBT METRICS

	For the Three Months Ended December 31, 2024
Adjusted Net Debt to Annualized EBITDA*re* Ratios:	
Adjusted Net Debt	$ 8,080,682
Adjusted Annualized EBITDA*re*	$ 865,312
Adjusted Net Debt to Adjusted Annualized EBITDA*re* Ratio	9.3x
Adjusted Net Debt	$ 8,080,682
Transaction Adjusted Annualized EBITDA*re*	$ 865,508
Adjusted Net Debt to Transaction Adjusted Annualized EBITDA*re* Ratio	9.3x
Leverage Ratio:	
Unsecured Debt	$ 8,128,985
Secured Debt	790,234
Total Debt	$ 8,919,219
Total Gross Assets[B]	$ 15,717,542
Financial Leverage	56.7%
Interest Coverage Ratio:	
Interest Expense	$ 101,466
Capitalized Interest	1,763
Debt Costs Amortization	(5,081)
Total Interest	$ 98,148
Adjusted EBITDA*re*	$ 216,328
Adjusted Interest Coverage Ratio	2.2x

(A) On February 13, 2025, we closed on a private offering that consisted of a $1.5 billion aggregate principal amount of senior secured notes due 2032 and €1.0 billion aggregate principal amount of senior secured notes due 2032. We used the net proceeds from these notes to fund the redemption of our 3.325% Notes due 2025, 2.500% Notes due 2026, and 5.250% Notes due 2026. We used the remaining net proceeds to pay down the revolving portion of our Credit Facility, which became secured in conjunction with the private offering in February 2025.

(B) Total Gross Assets equals total assets plus accumulated depreciation and amortization.

See appendix for reconciliation of Non-GAAP financial measures.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024

8

PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A)($ amounts in thousands)(B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest2025    3 $    4,962 0.5% 2026    2    1,152 0.1% 2027    3    4,788 0.5% 2028    8    20,880 2.0% 2029    6    16,247 1.5% 2030    9    6,205 0.6% 2031    4    4,919 0.5% 2032    22    57,079 5.3% 2033    5    6,201 0.6% 2034    15     108,437 10.2% Thereafter    296     837,301 78.2%    373 # $    1,068,171 100.0%Percentage of total base rent/interest100% 90%78.2% 80% 70% 60% 50% 40% 30% 20% 10.2% 10% 5.3%0.5% 0.1% 0.5% 2.0% 1.5% 0.6% 0.5% 0.6% 0%(A) Schedule includes leases and mortgage loans and related terms as of December 31, 2024.(B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs.

PORTFOLIO INFORMATION

TOTAL ASSETS AND REVENUES BY ASSET TYPE

(December 31, 2024)

($ amounts in thousands)

Asset Types	Properties	Total Assets[A]	Percentage of Total Assets	Q4 2024 Revenues	Percentage of Q4 2024 Revenues
General Acute Care Hospitals	173	$ 8,493,331	59.4%	$ 137,705	59.4%
Behavioral Health Facilities	69	2,376,460	16.7%	51,586	22.2%
Post Acute Care Facilities	133	1,617,596	11.3%	40,542	17.5%
Freestanding ER/Urgent Care Facilities	21	117,331	0.8%	2,011	0.9%
Other	-	1,689,876	11.8%	-	-
Total	396	$ 14,294,594	100.0%	$ 231,844	100.0%

TOTAL ASSETS BY ASSET TYPE


12%
1%
11%
17%
59%

- General Acute Care Hospitals
- Behavioral Health Facilities
- Post Acute Care Facilities
- Freestanding ER/Urgent Care Facilities
- Other

TOTAL REVENUES BY ASSET TYPE


1%
18%
22%
59%

DOMESTIC ASSETS BY ASSET TYPE


13%
2%
13%
12%
60%

- General Acute Care Hospitals
- Behavioral Health Facilities
- Post Acute Care Facilities
- Freestanding ER/Urgent Care Facilities
- Other

DOMESTIC REVENUES BY ASSET TYPE


2%
27%
17%
54%

Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period.

(A) Reflects total assets on our consolidated balance sheets.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024 10

PORTFOLIO INFORMATION

TOTAL ASSETS - LARGEST INDIVIDUAL FACILITY

(December 31, 2024)

Operators	Largest Individual Facility as a Percentage of Total Assets[A]
Circle Health	1.4%
Priory Group	0.9%
Healthcare Systems of America	1.9%
Lifepoint Behavioral Health	0.5%
Swiss Medical Network	1.6%
48 operators	1.7%

Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio

COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK

MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator - not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necesssary to transition. Such underwriting characteristics include:

- ***Physical Quality***
- ***Competition***
- ***Demographics and Market***
- ***Financial***

TOTAL ASSETS AND REVENUES BY OPERATOR

(December 31, 2024)

($ amounts in thousands)

Operators	Properties	Total Assets[A]	Percentage of Total Assets	Q4 2024 Revenues	Percentage of Q4 2024 Revenues
Circle Health	36	$ 2,026,778	14.2%	$ 51,589	22.3%
Priory Group	37	1,233,462	8.6%	25,228	10.9%
Healthcare Systems of America	8	1,187,006	8.3%	-	0.0%
Lifepoint Behavioral Health	19	813,584	5.7%	20,082	8.7%
Swiss Medical Network	19	719,632	5.1%	212	0.1%
Prospect Medical Holdings	13	685,772	4.8%	-	0.0%
Ernest Health	29	617,320	4.3%	18,666	8.0%
MEDIAN	81	604,124	4.2%	8,035	3.5%
Lifepoint Health	8	477,773	3.3%	15,214	6.6%
Ramsay Health Care	8	386,703	2.7%	6,589	2.8%
43 operators	138	3,852,564	27.0%	86,229	37.1%
Other	-	1,689,876[B]	11.8%	-	-
Total	**396**	**$ 14,294,594**	**100.0%**	**$ 231,844**	**100.0%**

Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period.
(A) Reflects total assets on our consolidated balance sheets.
(B) Includes our PHP Holdings investment of approximately $150 million.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024

11

PORTFOLIO INFORMATION

TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY

(December 31, 2024)

($ amounts in thousands)

U.S. States and Other Countries	Properties	Total Assets(A)	Percentage of Total Assets	Q4 2024 Revenues	Percentage of Q4 2024 Revenues
Texas	48	$ 1,394,296	9.8%	$ 23,318	10.1%
California	17	935,470	6.4%	16,834	7.3%
Florida	6	840,876	5.9%	-	0.0%
Arizona	10	379,801	2.7%	10,674	4.6%
Ohio	9	327,577	2.3%	6,783	2.9%
26 Other States	83	2,636,587	18.5%	64,507	27.8%
Other	-	951,486	6.6%	-	-
United States	**173**	**$ 7,466,093**	**52.2%**	**$ 122,116**	**52.7%**
United Kingdom	92	$ 3,985,672	27.9%	$ 90,144	38.9%
Switzerland	19	719,632	5.0%	212	0.1%
Germany	85	672,343	4.7%	10,056	4.3%
Spain	9	247,996	1.7%	2,903	1.3%
Other Countries	18	464,468	3.3%	6,413	2.7%
Other	-	738,390	5.2%	-	-
International	**223**	**$ 6,828,501**	**47.8%**	**$ 109,728**	**47.3%**
Total	396	$ 14,294,594	100.0%	$ 231,844	100.0%

Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period.
(A) Reflects total assets on our consolidated balance sheets.


TOTAL ASSETS BY COUNTRY
52%
28%
5%
5%
2%
3%
5%
United States
United Kingdom
Switzerland
Germany
Spain
Other Countries
Other
TOTAL REVENUES BY COUNTRY
53%
39%
4%
1%
3%


ASSETS BY U.S. STATE
10%
6%
6%
3%
2%
19%
6%
Texas
California
Florida
Arizona
Ohio
26 Other States
Other
REVENUES BY U.S. STATE
10%
7%
5%
3%
28%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024 12

PORTFOLIO INFORMATION

TOTAL PORTFOLIO TTM EBITDARM[(A)(B)] RENT COVERAGE

YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE


EBITDARM Rent Coverage
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2.5x
2.8x
2.9x
1.7x
1.7x
1.8x
2.0x
2.0x
2.1x
2.1x
2.3x
2.4x
General Acute Care Hospitals
Post Acute Care Facilities (C)
Behavioral Health Facilities
Total Portfolio
Q3 2023 TTM
Q2 2024 TTM
Q3 2024 TTM

% of Total Assets[(D)]			
59.4%	11.3%	16.7%	87.4%

Notes: All data presented is on a trailing twelve month ("TTM") basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and September 30, 2024.

(A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT's rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT's tenants. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.

- All CARES Act Grants received by tenants have been removed from the tenant's reported financial results in the above time periods.

- EBITDARM figures for California hospitals include amounts expected to be received under the Hospital Quality Assurance Fee ("HQAF") Program 8. The HQAF amounts are based on the current payment model from the California Hospital Association which was approved by CMS on December 19, 2023.

(B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include Prospect Medical Holdings (PMH) facilities due to restructuring, and former Steward Health Care facilities due to re-tenanting.

(C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals.

(D) Reflects percentage of total assets on December 31, 2024 balance sheet.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024

13

PORTFOLIO INFORMATION

TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE EXCLUSIVE OF ALL CARES ACT GRANTS

EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING

Tenant		Net Investment (in thousands)[(A)]	Primary Property Type	TTM EBITDARM Rent Coverage
Priory Group	$	1,194,722	Behavioral	2.3x
Prospect Medical Holdings[(B)]		685,772	General Acute	N/A
MEDIAN		604,124	Post Acute	1.8x
Ernest Health		617,320	Post Acute	2.1x
Aspris Children's Services		235,272	Behavioral	2.2x
Surgery Partners		211,968	General Acute	7.7x
Pipeline Health System		208,923	General Acute	2.1x
Vibra Healthcare		190,939	Post Acute	1.7x
Prime Healthcare		161,058	General Acute	1.5x
IMED Hospitales		120,971	General Acute	2.0x
Cordiant Healthcare Services		88,032	General Acute	0.7x
Ardent Health Services		82,680	General Acute	7.6x
Other Reporting Tenants		433,504	Various	3.1x
Total	**$**	**4,835,285**		**2.5x[(C)]**

Tenant		Net Investment (in thousands)[(A)]	Primary Property Type	TTM EBITDARM Rent Coverage
International Operator 1	$	1,982,073	General Acute	2.6x
Domestic Operator 1		477,773	General Acute	2.2x
Domestic Operator 2		366,508	General Acute / Post Acute	1.6x
Domestic Operator 3		813,584	Behavioral	1.7x
Total	**$**	**3,639,938**		**2.2x**

PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE

Tenant		Net Investment (in thousands)[(A)]	Primary Property Type	Comments
Healthcare Systems of America	$	1,124,551	General Acute	U.S. hospital operator with eight community hospitals across three states
Swiss Medical Network		483,770	General Acute	Second largest group of private hospitals in Switzerland
Ramsay Health Care UK		386,703	General Acute	One of largest health care operators in the world; Parent guaranty; Investment grade-rated
Pihlajalinna		197,323	General Acute	One of Finland's leading providers of social and health services
Quorum Health		142,417	General Acute	U.S. hospital operator with twelve community hospitals across nine states
Honor Health		136,645	General Acute	One of Arizona's largest nonprofit healthcare systems; Investment grade-rated
Saint Luke's - Kansas City		123,035	General Acute	Investment grade-rated
CommonSpirit Health		113,202	General Acute	One of the largest nonprofit health care operators in the U.S.; Investment grade-rated
NHS		84,164	General Acute	Single-payor government entity in UK
College Health		61,831	General Acute / Behavioral	U.S. hospital operator with four hospitals in Southern California and one in Arizona
Insight Health		57,581	General Acute / Post Acute	U.S. hospital operator with nine medical centers across four states
NeuroPsychiatric Hospitals		26,264	Behavioral	U.S. hospital operator with nine behavioral health hospitals; Parent guaranty
Community Health Systems		25,198	General Acute	U.S. hospital operator with substantial operating history
Total	**$**	**2,962,684**		

Above data represents approximately 92% of MPT Total Real Estate Investment

Notes: All data presented is on a trailing twelve month ("TTM") basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and September 30, 2024.
(A) Investment figures exclude equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development.
(B) Net Investment inclusive of all Prospect facilities. Coverage not available due to restructuring.
(C) Coverage excludes Prospect.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024

14

PORTFOLIO INFORMATION

SUMMARY OF ACTIVE DEVELOPMENT AND CAPITAL ADDITION PROJECTS AS OF DECEMBER 31, 2024[A]

(Amounts in thousands)

Operator	Location	Commitment	Costs Incurred as of December 31, 2024	Cost Remaining	Estimated Construction Completion Date
Lifepoint Behavioral	Arizona	$ 10,504	$ 5,411	$ 5,093	1Q25
Lifepoint Behavioral	Kansas	20,183	11,584	8,599	2Q25
Surgery Partners	Idaho	15,993	5,590	10,403	2Q25
Lifepoint Behavioral	Arizona	10,659	470	10,189	1Q26
IMED Hospitales	Spain	49,749	21,355	28,394	3Q26
IMED Hospitales	Spain	36,294	29,261	7,033	TBD
Other	Various	799	494	305	Various
		$ 144,181	$ 74,165	$ 70,016	

(A) In Q4 2024, we received our certificate of occupancy and commenced rent on one capital addition project; however, we still expect approximately $9 million of costs related to this project. In addition to the above projects, the costs of which will be included in lease bases upon which the lessees will pay rent, we are also constructing two hospitals for which there is no presently-identified lessee; these projects were both expected to be replacement hospitals leased to Steward Health Care System. We are presently completing construction to the stage where the building is "weathered in" and environmentally secure so as to physically protect our investment while we actively market the hospitals for sale or lease. As of December 31, 2024, we estimate that the cost to complete construction to this stage approximates $30 million and will be complete during the first half of 2025. If we agree to lease terms for any prospective tenant we expect such terms will include construction specifications of such prospective lessee, and we may elect to fund such completion for addition to the final lease base upon which we would be paid rent. Alternatively, we may elect to sell one or both of the facilities, in which case we would not expect to incur material additional costs.

Since approximately 2022, we have planned and commenced construction of a built-to-suit headquarters facility and estimate its completion and occupancy by 2025's fourth quarter. Total costs to complete, including furnishings, interior buildout, relocation and other costs are estimated to be between $90 million and $95 million.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024
15

FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended	
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
REVENUES				
Rent billed	$ 166,965	$ 78,421	$ 719,749	$ 803,375
Straight-line rent	43,695	(166,769)	163,414	(127,894)
Income from financing leases	9,819	19,412	63,651	127,141
Interest and other income	11,365	(53,447)	48,733	69,177
Total revenues	231,844	(122,383)	995,547	871,799
EXPENSES				
Interest	101,466	102,338	417,824	411,171
Real estate depreciation and amortization	64,956	77,295	447,657	603,360
Property-related[(A)]	9,780	3,298	27,255	41,567
General and administrative	28,489	30,150	133,789	145,588
Total expenses	204,691	213,081	1,026,525	1,201,686
OTHER (EXPENSE) INCOME				
Gain (loss) on sale of real estate	3,497	(2,024)	478,693	(1,815)
Real estate and other impairment charges, net	(386,973)	(283,619)	(1,825,402)	(376,907)
Earnings (loss) from equity interests	2,923	(20,873)	(366,642)	13,967
Debt refinancing and unutilized financing (costs) benefit	(615)	239	(4,292)	285
Other (including fair value adjustments on securities)	(48,744)	(17,861)	(615,565)	7,586
Total other expense	(429,912)	(324,138)	(2,333,208)	(356,884)
Loss before income tax	(402,759)	(659,602)	(2,364,186)	(686,771)
Income tax (expense) benefit	(9,563)	(3,982)	(44,101)	130,679
Net loss	**(412,322)**	**(663,584)**	**(2,408,287)**	**(556,092)**
Net income attributable to non-controlling interests	(526)	(359)	(1,984)	(384)
Net loss attributable to MPT common stockholders	**$ (412,848)**	**$ (663,943)**	**$ (2,410,271)**	**$ (556,476)**
EARNINGS PER COMMON SHARE - BASIC AND DILUTED				
Net loss attributable to MPT common stockholders	**$ (0.69)**	**$ (1.11)**	**$ (4.02)**	**$ (0.93)**
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	600,402	598,984	600,248	598,518
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	600,402	598,984	600,248	598,518
DIVIDENDS DECLARED PER COMMON SHARE	$ 0.08	$ 0.15	$ 0.46	$ 0.88

(A) Includes $3.9 million and $0.7 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended December 31, 2024 and 2023, respectively, and $13.7 million and $29.3 million for the twelve months ended December 31, 2024 and 2023, respectively.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024 16

FINANCIAL STATEMENTS

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except per share data)

	December 31, 2024	December 31, 2023
	(Unaudited)	(A)
ASSETS		
Real estate assets		
Land, buildings and improvements, intangible lease assets, and other	$ 11,259,842	$ 13,237,187
Investment in financing leases	1,057,770	1,231,630
Real estate held for sale	34,019	-
Mortgage loans	119,912	309,315
Gross investment in real estate assets	**12,471,543**	**14,778,132**
Accumulated depreciation and amortization	(1,422,948)	(1,407,971)
Net investment in real estate assets	**11,048,595**	**13,370,161**
Cash and cash equivalents	332,335	250,016
Interest and rent receivables	36,327	45,059
Straight-line rent receivables	700,783	635,987
Investments in unconsolidated real estate joint ventures	1,156,397	1,474,455
Investments in unconsolidated operating entities	439,578	1,778,640
Other loans	109,175	292,615
Other assets	471,404	457,911
Total Assets	**$ 14,294,594**	**$ 18,304,844**
LIABILITIES AND EQUITY		
Liabilities		
Debt, net	$ 8,848,112	$ 10,064,236
Accounts payable and accrued expenses	454,209	412,178
Deferred revenue	29,445	37,962
Obligations to tenants and other lease liabilities	129,045	156,603
Total Liabilities	**9,460,811**	**10,670,979**
Equity		
Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding	-	-
Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding - 600,403 shares at December 31, 2024 and 598,991 shares at December 31, 2023	600	599
Additional paid-in capital	8,584,917	8,560,309
Retained deficit	(3,658,516)	(971,809)
Accumulated other comprehensive (loss) income	(94,272)	42,501
Total Medical Properties Trust, Inc. Stockholders' Equity	4,832,729	7,631,600
Non-controlling interests	1,054	2,265
Total Equity	**4,833,783**	**7,633,865**
Total Liabilities and Equity	**$ 14,294,594**	**$ 18,304,844**

(A) Financials have been derived from the prior year audited financial statements.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024 17

FINANCIAL STATEMENTS

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES

(As of and for the three months ended December 31, 2024)

(Unaudited)

($ amounts in thousands)

	MEDIAN[(B)]	Swiss Medical Network[(C)]	CommonSpirit[(D)]	Policlinico di Monza[(E)]	HM Hospitales[(F)]	Total	MPT Pro Rata Share
Gross real estate	$ 1,843,219	$ 1,563,851	$ 1,264,657	$ 173,551	$ 350,554	$ 5,195,832	$ 2,576,995
Cash	35,433	2,934	48	11,507	2,010	51,932	26,440
Accumulated depreciation and amortization	(271,610)	(180,192)	-	(35,213)	(37,975)	(524,990)	(296,635)
Other assets	60,426	63,719	11,738	5,200	9,061	150,144	84,428
Total Assets	**$ 1,667,468**	**$ 1,450,312**	**$ 1,276,443**	**$ 155,045**	**$ 323,650**	**$ 4,872,918**	**$ 2,391,228**
Debt (third party)	$ 677,252	$ 647,838	$ 770,000	$ -	$ 134,058	$ 2,229,148	$ 1,044,939
Other liabilities	126,288	111,374	53,636	(139)	78,771	369,930	189,892
Equity and shareholder loans	863,928 [(A)]	691,100	452,807	155,184	110,821	2,273,840	1,156,397
Total Liabilities and Equity	**$ 1,667,468**	**$ 1,450,312**	**$ 1,276,443**	**$ 155,045**	**$ 323,650**	**$ 4,872,918**	**$ 2,391,228**
MPT share of real estate joint venture	50%	70%	25%	50%	45%		
Total	**$ 431,964**	**$ 483,770**	**$ 113,202**	**$ 77,592**	**$ 49,869**		**$ 1,156,397**

	MEDIAN[(B)]	Swiss Medical Network[(C)]	CommonSpirit[(D)]	Policlinico di Monza[(E)]	HM Hospitales[(F)]	Total	MPT Pro Rata Share
Total revenues	**$ 32,962**	**$ 21,753**	**$ 24,141**	**$ 5,153**	**$ 3,783**	**$ 87,792**	**$ 42,035**
Other expenses (income):							
Property-related	$ 623	$ 1,503	$ 43	$ 1,028	$ 65	$ 3,262	$ 1,917
Interest	13,101	3,821	13,163	-	525	30,610	12,759
Real estate depreciation and amortization	11,154	10,453	-	1,022	2,015	24,644	14,312
General and administrative	929	301	-	(49)	14	1,195	657
Fair value adjustments	-	-	26,180	-	-	26,180	6,558
Non-controlling interest expense	-	-	(26)	-	-	(26)	(6)
Income taxes	4,379	813	-	-	297	5,489	2,893
Total other expenses (income)	**$ 30,186**	**$ 16,891**	**$ 39,360**	**$ 2,001**	**$ 2,916**	**$ 91,354**	**$ 39,090**
Net Income	**$ 2,776**	**$ 4,862**	**$ (15,219)**	**$ 3,152**	**$ 867**	**$ (3,562)**	**$ 2,945**
MPT share of real estate joint venture	50%	70%	25%	50%	45%		
Earnings (loss) from equity interests	**$ 1,388**	**$ 3,403**	**$ (3,812)**	**$ 1,576**	**$ 390**		**$ 2,945** [(G)]

(A) Includes a €309 million loan from both shareholders.

(B) MPT managed joint venture of 71-owned German facilities that are fully leased.

(C) Represents ownership in Infracore, which owns and leases 17 Switzerland facilities. We also have two Infracore facilities currently under development.

(D) On April 12, 2024, we closed a joint venture on five properties in Utah operated by CommonSpirit for which we hold a 25% interest accounted for under the equity method. We are recording our share of income on a quarterly lag basis. The joint venture elected to apply specialized accounting and reporting for investment companies under Topic 946, which measures the underlying investments at fair value. For this quarter, our share of the joint venture's unfavorable fair value adjustment was ($6.6) million, primarily related to the interest rate swap.

(E) Represents ownership in eight Italian facilities that are fully leased.

(F) Represents ownership in two Spanish facilities that are fully leased.

(G) Excludes amortization of equity investment costs.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024 18

FINANCIAL STATEMENTS

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES

(Amounts in thousands)

OPERATING ENTITY INVESTMENT FRAMEWORK

MPT's hospital expertise and comprehensive underwriting process allows for opportunistic investments in hospital operations.

- *Passive investments typically needed in order to acquire the larger real estate transactions.*
- *Cash payments go to previous owner and not to the tenant, with limited exceptions.*
- *Operators are vetted as part of our overall underwriting process.*
- *Potential for outsized returns and organic growth.*
- *Certain of these investments entitle us to customary minority rights and protections.*
- *Typically, no additional operating loss exposure beyond our investment.*
- *Proven track record of successful investments, including Ernest Health, Capella Healthcare and Springstone.*

Operator	Investment as of December 31, 2024	Ownership Interest	Structure
Swiss Medical Network	$ 172,453	8.9%	Includes our passive equity ownership interest, along with a CHF 37 million loan as part of a syndicated loan facility.
PHP Holdings	149,027	49.0%	Includes a 49% equity ownership interest in, along with a loan convertible into PHP Holdings, the managed care business of Prospect. Both instruments are accounted for under the fair value option method.
Aevis	63,409	4.6%	Includes our passive equity ownership interest in Aevis, a public healthcare investment company. Our original investment of CHF 47 million is marked-to-market quarterly.
Priory Group	38,739	9.2%	In order to close the 2021 acquisition of 35 facilities, we made a passive equity investment and a loan to Priory (a subsidiary of MEDIAN) proceeds of which were paid to the former owner. The loan was sold in the first quarter of 2024.
Aspris	15,950	9.2%	Includes our passive equity ownership interest in Aspris, a spin-off of Priory's education and children's services line of business.
Total	$ 439,578		

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES AS A PERCENTAGE OF TOTAL ASSETS


3%
97%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024

19

APPENDIX - NON-GAAP RECONCILIATIONS

ADJUSTED NET DEBT/ANNUALIZED EBITDA*re*

(Unaudited)

(Amounts in thousands)

	For the Three Months Ended December 31, 2024	Annualized
ADJUSTED EBITDA*re* RECONCILIATION		
Net loss	$ (412,322)	
Add back:		
Interest	101,466	
Income tax	9,563	
Depreciation and amortization	66,204	
Gain on sale of real estate	(3,497)	
Real estate impairment charges	300,987	
Adjustment to reflect MPT's share of unlevered EBITDA*re* from unconsolidated real estate joint ventures[A]	8,342	
4Q 2024 EBITDA*re*	$ 70,743	
Share-based compensation	2,321	
Write-off of billed and unbilled rent and other	(332)	
Other impairment charges, net	85,986	
Litigation and other	4,801	
Debt refinancing and unutilized financing costs	615	
Non-cash fair value adjustments	52,194	
4Q 2024 Adjusted EBITDA*re*	$ 216,328	$ 865,312
Adjustments for mid-quarter investment activity[B]	49	
4Q 2024 Transaction Adjusted EBITDA*re*	$ 216,377	$ 865,508
ADJUSTED NET DEBT RECONCILIATION		
Total debt at December 31, 2024	$ 8,848,112	
Less: Cash at December 31, 2024	(332,335)	
Less: Cash funded for development and capital addition projects at December 31, 2024[C]	(435,095)	
Adjusted Net Debt	$ 8,080,682	

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA*re* as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA*re* are held constant. In our calculation, we start with EBITDA*re*, as defined by Nareit, which is net income before interest expense, income tax expense, depreciation and amortization, losses/gains on disposition of depreciated property, impairment losses, and adjustments to reflect our share of EBITDA*re* from unconsolidated real estate joint ventures. We then adjust EBITDA*re* for non-cash share-based compensation, non-cash fair value adjustments and other items that would make comparison of our operating results with prior periods and other companies more meaningful, to derive Adjusted EBITDA*re*. We adjust net debt for cash funded for building improvements in progress and construction in progress for which we are not yet receiving rent to derive Adjusted Net Debt. We adjust Adjusted EBITDA*re* for the effects from investments and capital transactions that were completed during the period, assuming such transactions were consummated/fully funded as of the beginning of the period to derive Transaction Adjusted EBITDA*re*. Although non-GAAP measures, we believe Adjusted Net Debt, Adjusted EBITDA*re*, and Transaction Adjusted EBITDA*re* are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

(A) Includes only the unlevered portion of our share of EBITDA*re* from unconsolidated real estate joint ventures, as we have excluded any net debt from our unconsolidated real estate joint ventures in the Adjusted Net Debt line. We believe this adjustment is needed to appropriately reflect the relationship between EBITDA*re* and net debt.
(B) Reflects a full quarter impact from our mid-quarter investments, disposals, and loan payoffs.
(C) Reflects development and capital improvement projects that are in process and not yet generating a cash return.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2024

20

Medical Properties Trust

1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
(205) 969-3755 NYSE: MPW
www.medicalpropertiestrust.com

Contact:
Drew Babin, Head of Financial Strategy and Investor Relations
(646) 884-9809 or dbabin@medicalpropertiestrust.com
or
Tim Berryman, Managing Director of Investor Relations
(205) 397-8589 or tberryman@medicalpropertiestrust.com